Exhibit 99.2

Ultra - precision genetic medicines R&D DAY 2021 Drugging the genome to increase, decrease, or edit protein function to address base causality in disease

2 2021 NeuBase Therapeutics, Inc. All Rights Reserved CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS Certain statements contained in this presentation regarding matters that are not historical facts are forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 , known as the PSLRA . These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them . No forward - looking statement can be guaranteed, and actual results may differ materially from those projected . NeuBase Therapeutics, Inc . (“NeuBase”) undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law . NeuBase uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward - looking statements that are intended to be covered by the safe - harbor provisions of the PSLRA . Such forward - looking statements are based on NeuBase’s expectations and involve risks and uncertainties ; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including NeuBase’s plans to develop and commercialize its product candidates, including from the NT 0100 , NT 0200 and NT 0300 programs ; the timing of initiation of NeuBase’s planned clinical trials ; the timing of the availability of data from NeuBase’s clinical trials ; the timing of any planned investigational new drug application or new drug application ; NeuBase’s plans to research, develop and commercialize its current and future product candidates ; the clinical utility, potential benefits and market acceptance of NeuBase’s product candidates ; NeuBase’s commercialization, marketing and manufacturing capabilities and strategy ; NeuBase’s ability to protect its intellectual property position ; and NeuBase’s estimates regarding future revenue, expenses, capital requirements and need for additional financing and the impact of COVID - 19 on us and our partners . New factors emerge from time to time and it is not possible for NeuBase to predict all such factors, nor can NeuBase assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements . Forward - looking statements included in this presentation are based on information available to NeuBase as of the date of this presentation . NeuBase disclaims any obligation to update such forward - looking statements to reflect events or circumstances after the date of this presentation, except as required by applicable law . This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities .

AGENDA

12:30	Welcome and Overview	**Curt Bradshaw, Ph.D.** Chief Scientific Officer
12:45	Peptide Nucleic Acids	**Peter Nielsen, Ph.D.** Scientific Advisory Board
1:00	Myotonic Dystrophy, Type 1 (DM1)	**Dietrich Stephan, Ph.D.** Chairman, CEO and founder
1:15	Huntington's Disease (HD)	**Robert Friedlander, M.D.** Scientific Advisory Board
1:30	Oncology (KRAS G12D and G12V)	**Dani Stoltzfus, Ph.D.** Head of Chemistry Division
1:45	Summary and Q&A	**The NeuBase Team**

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A DIFFERENTIATED PLATFORM FOR THE DISCOVERY AND DEVELOPMENT OF NOVEL GENOME-TARGETED DRUGS

Proprietary genome-targeting platform

Target genes to increase proteins, decrease proteins or edit protein function with selectivity and tolerability

Broad therapeutic potential

Up to ~7,000 rare diseases affecting ~10% of global population[1]; An estimated 1.9 million new cancer cases diagnosed and ~600,000 cancer deaths in the US alone in 2021[2]

Address root causality

Our compounds are designed to address the underlying cause of rare and common diseases, including cancers

Approaching clinical stage with an emerging pipeline

DM1 program expected to enter Phase 1/2 in 2022[1], with HD and KRAS programs in pre-clinical development

[1]https://globalgenes.org/; [2]www.cancer.org

[1]Calendar year

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5 2021 NeuBase Therapeutics, Inc. All Rights Reserved PIPELINE Programs Undisclosed Targets Preclinical IND Clinical Myotonic Dystrophy (DM1) CTG Repeats in DMPK Causing Splice Dysfunction and Haploinsufficiency Oncology Point Mutations in KRAS (G12D and G12V) Driving many Tumors Huntington’s Disease (HD) CAG Repeat in HTT Causing Polyglutamine Aggregates

PATROL™ PLATFORM

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ON

Gene Activation

Increase endogenous protein levels to address loss-of-function mutations[1]

CHANGE

Gene Editing

Edit proteins to address change-of-function mutations[2]

OFF

Gene Silencing

Decrease protein levels to address gain-of-function mutations[3]

[1]Wang G *et al.* *Nucleic Acids Res.* 1999;27(13):2806-2813; [2]Ricciardi AS *et al.* *Nat Commun.* 2018;9(1):2481; [3]Thomas SM *et al.* *ACS Chem Biol.* 2013;8(2):345-352

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HOW WE DO IT

Ultra-high binding affinity compounds precisely target genes to address disease causing mechanisms


RNA
DNA
PNA
CYTOPLASM
translation
Ribosome
NUCLEUS
mRNA
splicing
Pre-mRNA
RNA polymerase
transcription

Adapted from Muangkaew and Vilaivan, *Bioorg Med Chem Lett* 2020; 30:127064

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8 2021 NeuBase Therapeutics, Inc. All Rights Reserved DRUG GENES TO ADDRESS BASE CAUSALITY IN SEVERE DISEASES A platform to address most causal mechanisms of disease Drug the genome (DNA or RNA) with allele selectivity Stable against degradation with enhanced biodistribution Modular synthesis with established peptide manufacturing

9 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY TAKE - AWAYS FROM TODAY Peptide nucleic acids have the potential to be best - in - class Myotonic dystrophy, type 1 (DM1) Functional rescue of myotonia after subcutaneous dosing positions us for 2022 1 IND • Designed to maintain DMPK protein • Patient - friendly route of administration Huntington’s disease (HD) Selective reduction of mutant huntingtin protein in the brain after subcutaneous dosing • Potential for uniform brain distribution & whole - body solution • Preferable route over intrathecal administration Oncology (KRAS) Allele - selective engagement of G12D and G12V in vitro , and tumor growth inhibition in vivo • High - value oncology targets previously considered “undruggable” • Four months from inception to proof - of - principle 1 Calendar year

PROF. PETER NIELSEN

11 2021 NeuBase Therapeutics, Inc. All Rights Reserved PETER E. NIELSEN, PH.D. • Full Professor, University of Copenhagen • One of the inventors of peptide nucleic acid (PNA) (1991) • Studied and developed this DNA mimic during the last 30 years in relation to chemistry, origin of life, molecular biology, and drug discovery • Co - author of more than 400 scientific papers • Co - inventor of more than 20 patents and patent applications • Editor - in - Chief of the journal “Artificial DNA” • Several national and international scientific prizes including the NovoNordic Foundation (1997), the Lundbeck Foundation (1997) and the Institute Curie Jeanne Loubaresse prize (2003)

12 2021 NeuBase Therapeutics, Inc. All Rights Reserved 30 YEARS OF PNA PNA DNA

13 2021 NeuBase Therapeutics, Inc. All Rights Reserved PNA DESIGN

PEPTIDE NUCLEIC ACIDS (PNA)


NH2
Rx
O
HN
NH
COOH
PROTEIN


NH2
A
T
G
C
HO
OH
O
O=P-O-
NH
N
CONH2
PNA
RNA

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15 2021 NeuBase Therapeutics, Inc. All Rights Reserved PNA DS DNA BINDING • Nanomolar triplex affinity • >100x higher than DNA • Triplex >100x faster than invasion Hansen ME et al . Nucleic Acids Res . 2009;37(13):4498 - 4507

PNA PROPERTIES: CHEMISTRY

- Oligomers are synthesized by conventional solid phase peptide chemistry
- Charge neutral, generally hydrophilic and water soluble
- Chemically and biologically stable



B
O
N
NH
NH
O
B
O
N
NH
O
B
O
N
NH
O

Egholm M *et al.* *J Amer Chem Soc* 1992 *114* (5), 1895-1897; Christensen L *et al.* *J Pept Sci.* 1995;1(3):175-183; Demidov VV *et al.* *Biochem Pharmacol.* 1994;48(6):1310-1313

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17 2021 NeuBase Therapeutics, Inc. All Rights Reserved IN VIVO ADMINISTRATION AND PK IV administration: t ½ 30min SC administration: t ½ 120min Brolin et al . Nucleic Acid Ther , 2020. doi : 10.1089/nat.2020.0856

18 2021 NeuBase Therapeutics, Inc. All Rights Reserved WHY PNA: ADVANTAGES • Exquisite biological and chemical stability • Robust and versatile chemistry • Multiple modes of action for a specific indication • Low inherent toxicity • Unique technology allowing profound medicinal chemistry modification without jeopardizing receptor affinity/specificity Functional backbone decoration Insert chemical functionality Insert chemical functionality

19 2021 NeuBase Therapeutics, Inc. All Rights Reserved PREVIOUS CHALLENGES • Cellular uptake/delivery • Pharmacokinetics • Formulation • Therapeutic window

PATROL™ IMPROVES 1ST GEN PNA TO IMPART DRUG-LIKE PROPERTIES


Base
Base
Base
n

Scaffold Modifications

- Tunable for RNA or DNA targets
- Tunable binding affinity
- ADME/Tox optimization

Delivery Domains

- Efficient intracellular delivery
- Tissue targeting
- ADME/Tox optimization

Base Modifications

- Tunable specificity and affinity
- Tunable for RNA or DNA targets
- Optimize biophysical properties

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21 2021 NeuBase Therapeutics, Inc. All Rights Reserved WHY • Newest improved chemistry • New delivery technology • Carefully selected indications & targets • Focused and scientific approach • Globally recognized experts • IP generation

MYOTONIC DYSTROPHY TYPE 1 (DM1)

23 2021 NeuBase Therapeutics, Inc. All Rights Reserved POTENTIAL TO BE BEST - IN - CLASS IN DM1 2022 on track for clinic 1 Functional rescue of myotonia in animal model Splice rescue in animal model Activity via subcutaneous and intravenous routes Whole - body solution designed to maintain DMPK levels 1 Calendar year 2021 Preclinical execution 1

24 2021 NeuBase Therapeutics, Inc. All Rights Reserved DM1 IS DEVASTATING WITH HIGH UNMET NEED DM1 is a dominantly inherited disease defined by a repeat expansion in the DMPK gene with severity defined by expansion size 3 1 out of 20,000 are affected by DM1 globally 4 Most patients have myotonia (impaired muscle relaxation), muscle weakness and wasting, cardiac conduction defects, cognitive deficits and decreased lifespan 1 70 - 80% of congenital onset patients require mechanical ventilation, with mortality rates between 15 - 20% 2 1 https://www.myotonic.org; 2 https://www.mda.org; 3 Mahadevan M et al. Science . 1992 Mar 6;255(5049):1253 - 5. 4 Bird TD. 1999 Sep 17 In: Adam MP et al ., editors. GeneReviews®; 1993 - 2021. Metrics are approximate. 0 currently approved therapies that alter the natural history of DM1

DISEASE PATHOGENESIS

Expanded CUG repeats in *DMPK* mRNA 3' UTR form toxic hairpins in the nucleus

- Hairpins form nuclear aggregates together with MBNL splice proteins
- Results in widespread mis-splicing of pre-mRNAs
- Produce altered proteins which are dysfunctional in adults


RNA
DNA
Sequestered splicing factors
CYTOPLASM
Only wild-type DMPK is translated
Ribosome
NUCLEUS
mRNA
Mutant DMPK pre-mRNA in nuclear aggregates
Pre-mRNA
RNA polymerase

Adapted from Muangkaew and Vilaivan, *Bioorg Med Chem Lett* 2020; 30:127064

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THERAPY DESIGNED TO RESTORE CORRECT SPLICING

- Therapy releases nuclear aggregates
- Designed to maintain *DMPK* mRNA and allow translation of mutant transcript



RNA
DNA
PNA
Free MBNL splicing factors
CYTOPLASM
DMPK mRNA translated
Ribosome
NUCLEUS
mRNA
Nuclear aggregates released
Pre-mRNA
RNA polymerase
transcription

Adapted from Muangkaew and Vilaivan, *Bioorg Med Chem Lett* 2020; 30:127064

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27 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS TOWARD THE CLINIC December 2020: splice rescue in patient cells, while maintaining DMPK protein levels, and in vivo June 2021: functional rescue in vivo after systemic dosing • Reduce nuclear aggregates in muscle • Well tolerated at pharmacologically active doses • Rescue: • Splicing defects across many transcripts, including muscle chloride channel • Muscle chloride channel protein expression • Myotonia (3 mg/kg subcutaneous dose)

28 2021 NeuBase Therapeutics, Inc. All Rights Reserved Single Dose*, Day 21 Vehicle *29 mg/kg iv NUCLEAR INCLUSIONS ARE REDUCED IN HSA LR MUSCLE AFTER DOSING

29 2021 NeuBase Therapeutics, Inc. All Rights Reserved 0.0 0.2 0.4 0.6 0.8 1.0 Day 13 mDSI 1 MIS - SPLICING CORRECTED IN VIVO Single Dose administered IV at 29 mg/kg in the HSA LR mouse ~75% splice correction observed in tibialis anterior at ~ 2 weeks after single dose Clcn1 splice correction of myotonia - causing transcript ***p<0.0001 All mis - spliced transcripts Rescue of mis - splicing Untreated Treated Healthy 0

SKELETAL MUSCLE CHLORIDE CHANNEL (CLCN1) IS RESTORED *IN VIVO*


Healthy
(channel present)
Untreated
(channel reduced)
Treated
(channel restored)
Clcn1 protein
Beta-actin loading control
FVB background
unaffected strain
HSA^LR affected

Single dose = 29mg/kg IV, western blotting from soleus muscle on day 20 after dosing

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31 2021 NeuBase Therapeutics, Inc. All Rights Reserved FUNCTIONAL RESCUE OF MYOTONIA IN VIVO 3mg/kg dosed weekly x4 in the HSA LR mouse Subcutaneous route of administration ~70% reduction of myotonia at 35 days post first - dose via plantar flexor torque assay 0.0 0.1 0.2 0.3 0.4 0.5 0.6 Time to Relaxation (s) *p<0.05 Healthy Treated Untreated

32 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS TOWARD THE CLINIC December 2020: splice rescue in patient cells, while maintaining DMPK protein levels, and in vivo June 2021: functional rescue in vivo after systemic dosing • Reduce nuclear aggregates in muscle • Well tolerated at pharmacologically active doses • Rescue: • Splicing defects across many transcripts, including muscle chloride channel • Muscle chloride channel protein expression • Myotonia (3 mg/kg subcutaneous dose)

33 2021 NeuBase Therapeutics, Inc. All Rights Reserved ON TRACK TO FIRST CLINICAL STUDY IN 2022 1 Ongoing PK/ADME Initiated CMC process research CLINIC Initiate non - clinical toxicology Pre - IND meeting 1 Calendar year

DR. ROBERT FRIEDLANDER

35 2021 NeuBase Therapeutics, Inc. All Rights Reserved ROBERT FRIEDLANDER, M.D., M.A. • Chairman, Walter E. Dandy Distinguished Professor, University of Pittsburgh Department of Neurological Surgery • Co - Director, UPMC Neurological Institute • Head, Cerebrovascular Neurosurgery • Director, Complex Brain Surgery Program Currently Previously • Professor, Harvard Medical School • Vice - Chairman of Neurosurgery, Associate Director of Cerebrovascular Surgery, and Co - Director of the Neuroscience Research Center at the Brigham and Women’s Hospital in Boston Honors & Awards • National Academy of Medicine • International Charcot Prize for Motor Neuron Diseases • Award from the Academy of Neurological Surgeons • H. Richard Winn Prize from the Society of Neurological Surgeons Associations • American Society for Clinical Investigation • Association of American Physicians • National Advisory Council of the National Institutes of Neurological Disorders and Stroke (NINDS)

HUNTINGTON’S DISEASE

37 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS Previously: selective mutant huntingtin protein knockdown in human patient cells June 2021: Subcutaneous dosing crosses BBB and selectively knocks down mutant huntingtin protein in the mouse brain • Knock - down achieved by targeting either RNA or DNA • Well tolerated at pharmacologically active doses

38 2021 NeuBase Therapeutics, Inc. All Rights Reserved HUNTINGTON’S DISEASE (HD) IS SEVERE & INCURABLE 100% of patients carry a repeat expansion in the huntingtin ( HTT ) gene 1 Long poly - glutamine tract in the protein cause cell death Progressive neurodegeneration movement disorder, mood disturbances, cognitive impairment and a whole - body disorder 0 approved disease modifying therapies 15 - 20 years is life expectancy after diagnosis 2 1 Pringsheim T et al. Mov Disord . 2012 Aug;27(9):1083 - 91; 2 Solberg OK et al . J Huntington’s Disease 2018; 7(1): 77 - 86. 3 Yohrling G et al . Neurology . April 14, 2020; 94. 4 https://rarediseases.org. Metrics are approximate. 41,000 HD cases in the US alone 3 >200,000 at risk from the disease in the US alone 4

39 2021 NeuBase Therapeutics, Inc. All Rights Reserved Unaffected HD Patient Harper PS. Huntington’s disease . London: W.B. Saunders, 1991 PRIMARILY KNOWN AS A PROGRESSIVE CNS DISEASE • Neuronal loss starts in the striatum and progresses to the cortex

40 2021 NeuBase Therapeutics, Inc. All Rights Reserved • Weight loss • Muscle atrophy • Glucose intolerance • Osteoporosis • Testicular atrophy • Heart failure • Cardiac abnormalities Systemic administration of PATrOL ǝ has the potential to be a whole - body solution Pros: Reaches all organs, easy to administer, low risk, low training requirement HD IS ALSO A WHOLE - BODY DISEASE

41 2021 NeuBase Therapeutics, Inc. All Rights Reserved NORMAL HUNTINGTIN IS WIDELY EXPRESSED AND IMPORTANT FOR: • Cell signaling, transcriptional regulation, molecular trafficking, axonal transport • Modulating brain - derived neurotrophic factor (BDNF) production • Mitochondrial function • Caspase inhibition • Homozygous gene knock - out is embryonic lethal in mice • Hemizygous mice demonstrate neurodegeneration in subthalamic nucleus and globus pallidus • Postnatal protein reduction is detrimental LOSS OF NORMAL HUNTINGTIN IN ANIMAL MODELS IS DETRIMENTAL

42 2021 NeuBase Therapeutics, Inc. All Rights Reserved SYSTEMIC DOSING ENABLES A WHOLE - BODY SOLUTION Untreated Intrathecal Intrastriatal Systemic no drug drug

43 2021 NeuBase Therapeutics, Inc. All Rights Reserved SIZE DIFFERENCES BETWEEN MOUSE AND HUMAN BRAIN • Makes clinical translation of intrathecal administration results difficult

44 2021 NeuBase Therapeutics, Inc. All Rights Reserved ALLELE - SELECTIVE KNOCK - DOWN IS IMPORTANT • Maintenance of normal huntingtin function while eliminating toxic protein is ideal

45 2021 NeuBase Therapeutics, Inc. All Rights Reserved DNA PNA CAG repeats RNA Ribosome transcription mRNA RNA polymerase SUBCUTANEOUS DOSING CROSSES BBB AND KNOCKS DOWN MUTANT HUNTINGTIN PROTEIN IN THE MOUSE BRAIN 1 1 zQ175 mouse model with 190 CAG repeats in exon 1 of HTT ; 60 mg/kg subcutaneous dose day 1 & 4; sacrifice day 7 0 20 40 60 80 100 120 Relative HTT protein expression (%) NS untreated treated mHTT wtHTT *p<0.05 Adapted from Muangkaew and Vilaivan , Bioorg Med Chem Lett 2020; 30:127064 ENGAGING THE TRANSCRIPT

46 2021 NeuBase Therapeutics, Inc. All Rights Reserved DNA PNA CAG repeats RNA Ribosome transcription mRNA RNA polymerase 0 20 40 60 80 100 120 Relative HTT Protein Expression (%) untreated treated mHTT wtHTT *p<0.05 ENGAGING THE GENOME SUBCUTANEOUS DOSING CROSSES BBB AND KNOCKS DOWN MUTANT HUNTINGTIN PROTEIN IN THE MOUSE BRAIN 1 1 zQ175 mouse model with 190 CAG repeats in exon 1 of HTT ; 30 mg/kg subcutaneous dose day 1 & 4; sacrifice day 7 Adapted from Muangkaew and Vilaivan , Bioorg Med Chem Lett 2020; 30:127064

47 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS Previously: selective mutant huntingtin protein knockdown in human patient cells June 2021: Subcutaneous dosing crosses BBB and selectively knocks down mutant huntingtin protein in the mouse brain • Knock - down achieved by targeting either RNA or DNA • Well tolerated at pharmacologically active doses

48 2021 NeuBase Therapeutics, Inc. All Rights Reserved Systemic dosing for CNS and whole - body solution Patient – friendly subcutaneous route HD PROGRAM: THE PATH FORWARD In vivo translational profiling Optimization of delivery and target engagement

KRAS G12D & G12V MUTATIONS IN ONCOLOGY

MUTATIONS IN THE *RAS* GENE FAMILY CAUSE 30% OF ALL CANCERS

***RAS*-driven cancers are common, severe and largely untreatable**

KRAS mutations are the most common *RAS* mutations[1]

G12D and G12V account for ~55% of all KRAS mutations

Our compounds targeting *KRAS* codon 12 mutations have potential to work against *NRAS* and *HRAS*

Normal KRAS protein is essential for normal function

[1]Papke B *et al. ACS Pharmacology & Translational Science*. 2021. Metrics are approximate.

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51 2021 NeuBase Therapeutics, Inc. All Rights Reserved approved therapies for the 2 most prevalent RAS mutations https://www.cancer.gov/research/key - initiatives/ras/about

52 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS • New program initiated in 2021 • Allele - selective target engagement of KRAS G12D and G12V • Target engagement of the genome and the transcriptome • Tumor growth inhibition after intra - tumoral administration • Reduction of downstream signaling validates target engagement

53 2021 NeuBase Therapeutics, Inc. All Rights Reserved RNA TARGETING OF KRAS Ribosome mRNA transcription Pre - mRNA RNA polymerase DNA PNA RNA Adapted from Muangkaew and Vilaivan , Bioorg Med Chem Lett 2020; 30:127064 • Engaging RNA to inhibit translation

54 2021 NeuBase Therapeutics, Inc. All Rights Reserved 0 200 400 600 800 1000 1200 1400 1600 1800 0 5 10 15 20 25 Tumor Volume (mm³) Day IN VIVO TUMOR GROWTH INHIBITION VIA RNA TARGETING OF G12D MUTATION * * * Post - treatment durability treated untreated G12D is the most prevalent mutation 1 accounting for 33% of KRAS mutations in patients Inhibition of tumor growth after 0.3 mg/kg intra - tumoral injections into HPAFII heterozygous pancreatic cancer xenografts 8 days after first dose until statistically significant growth inhibition achieved Dose 2 Dose 1 Dose 3 n=6 animals per group, *p<0.05 1 Papke B et al . ACS Pharmacology & Translational Science . 2021

55 2021 NeuBase Therapeutics, Inc. All Rights Reserved 0 20000 40000 60000 80000 100000 120000 140000 160000 180000 CREB 0 20000 40000 60000 80000 100000 120000 140000 MEK Ras CRaf BRaf Raf MEK ERK p90RSK ERK RSK3 MSK1 CREB P P P P P P P P P P P P P P 0 20000 40000 60000 80000 100000 120000 140000 160000 RSK3 0 20000 40000 60000 80000 100000 120000 140000 ERK IN VIVO MUTANT KRAS KNOCK - DOWN DECREASES DOWNSTREAM SIGNALING Reduction in phosphorylation levels of multiple pathway members in oncogenic cascade Total protein normalized intensity Total protein normalized intensity Total protein normalized intensity Total protein normalized intensity treated untreated

56 2021 NeuBase Therapeutics, Inc. All Rights Reserved IN VIVO TUMOR GROWTH INHIBITION VIA RNA TARGETING OF G12V MUTATION 0 100 200 300 400 500 600 700 0 10 20 30 40 50 60 70 Tumor Volume (mm³) Day G12V is the second most prevalent mutation 1 accounting for 23% of KRAS mutations in patients Inhibition of tumor growth after 0.3 mg/kg intra - tumoral injections into CAPAN - 2 heterozygous pancreatic cancer xenografts 3 doses leads to prolonged tumor growth inhibition treated untreated 1 Papke B et al . ACS Pharmacology & Translational Science . 2021 n=6 animals per group Dose 2 Dose 1 Dose 3

57 2021 NeuBase Therapeutics, Inc. All Rights Reserved DNA TARGETING OF KRAS RNA polymerase DNA PNA RNA Ribosome mRNA transcription Pre - mRNA Adapted from Muangkaew and Vilaivan, Bioorg Med Chem Lett 2020; 30:127064 • Engaging DNA to inhibit transcription

58 2021 NeuBase Therapeutics, Inc. All Rights Reserved 0 0.2 0.4 0.6 0.8 1 1.2 SELECTIVITY FOR G12D RAS PROTEIN KNOCK - DOWN VIA DNA TARGETING • Evidence for invasion of dsDNA in vitro • Inhibition of transcription of mutant allele • ~90% of mutant protein knockdown relative to wild - type *** = p<0.001 Compound X Compound Y G12D mutant RAS Wild - type RAS Normalized protein levels *** = p<0.001

59 2021 NeuBase Therapeutics, Inc. All Rights Reserved KEY ADVANCEMENTS • New program initiated in 2021 • Allele - selective target engagement of KRAS G12D and G12V • Target engagement of the genome and the transcriptome • Tumor growth inhibition after intra - tumoral administration • Reduction of downstream signaling validates target engagement

60 2021 NeuBase Therapeutics, Inc. All Rights Reserved KRAS PROGRAM: THE PATH FORWARD In vivo translational profiling Select target tumor types Power towards the clinic Optimization of tumor delivery & target engagement